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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  SEPTEMBER 15, 2000



                         EQUITY OFFICE PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)


              MARYLAND                          1-13115                          36-4151656
    (State or other jurisdiction       (Commission File Number)                 (IRS Employer
          of incorporation)                                                Identification Number)



2 NORTH RIVERSIDE PLAZA
SUITE 2100
CHICAGO, ILLINOIS                                                                  60606
(Address of principal executive offices)                                         (Zip Code)



Registrant's telephone number, including area code:  (312) 466-3300



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.         OTHER EVENTS

On September 18, 2000, Equity Office announced that its subsidiary, EOP Operating Limited Partnership, had completed the private placement of an additional $25 million aggregate principal amount of exchangeable, senior unsecured notes due 2008. The notes were issued pursuant to the partial exercise by the initial purchaser of the over-allotment option granted to it on August 23, 2000. Principal and interest on the notes are guaranteed by Equity Office. A copy of Equity Office's press release, dated September 18, 2000, is attached to this form as Exhibit 99.1 and, except for the last sentence thereof, is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)  Financial Statements of Businesses Acquired

                Not applicable

           (b)  Pro Forma Financial Information

                Not applicable

           (c)  Exhibits

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
                Exhibit                 Document
                -------                 --------
                99.1                    Press Release, dated September 18, 2000
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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EQUITY OFFICE PROPERTIES TRUST


Date:  September 15, 2000           By:    /s/ STANLEY M. STEVENS
                                           ---------------------------
                                           Stanley M. Stevens
                                           Executive Vice President, Chief Legal
                                           Counsel and Secretary

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                                  EXHIBIT INDEX

        EXHIBIT                               DOCUMENT
        -------                               --------
         99.1                                 Press Release, dated September 18, 2000